UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 1, 2006


                               STEVEN MADDEN, LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       000-23702               13-3588231
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Registration Number)       (IRS Employer
      of incorporation)                                      Identification No.)


          52-16 Barnett Avenue, Long Island City, New York          11104
--------------------------------------------------------------------------------
             (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 1, 2006, Steven Madden, Ltd. (the "Company") and Jamieson A. Karson executed an Employment Agreement (the "Employment Agreement"), which extended the term of Mr. Karson's employment with the Company until December 31, 2008 and otherwise further amended the Employment Agreement, dated as of May 21, 2001, by and between the Company and Jamieson A. Karson, as previously amended. Attached hereto and incorporated herein by reference as Exhibit 10.1 is the Employment Agreement.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibit 10.1   Employment Agreement between the Company and
                        Jamieson A. Karson, dated as of January 1, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEVEN MADDEN, LTD.

                                       By: /s/  JAMIESON A. KARSON
                                           -------------------------------------
                                           Name:   Jamieson A. Karson
                                           Title:  Chief Executive Officer


Date:  January 5, 2006

                                  EXHIBIT INDEX


DOC. NO.        DOCUMENT DESCRIPTION

Exhibit 10.1 Employment Agreement between the Company and Jamieson A. Karson, dated as of January 1, 2006.